UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                   FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 15, 1997

                          WESTMARK GROUP HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                      0-18945              84-1055077
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)    (IRS EMPLOYER
                                                       IDENTIFICATION NUMBER)

                               355 N.E. 5TH AVENUE
                           DELRAY BEACH, FLORIDA 33483
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561)243-8010

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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           Westmark Group Holdings, Inc. acquired the stock of Green World Technologies, Inc. in July of 1996 as provided in the financial statements incorporated herein.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable

ITEM 5.    OTHER EVENTS.

           Not applicable

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         a. Financial Statements of Business Acquired-Green World Technologies, Inc.

                   Report of Independent Accountants
                   Balance Sheet - September 30, 1996
                   Statement of Income and Accumulated Deficit for January 12, 1996 to September 30, 1996 Statement of Cash Flows for January 12, 1996 to September 30, 1996 Statement of Stockholder's Deficit Notes to Financial Statements

         c.        Exhibits

                   Effective June 14, 1996, Mark Schaftlein was appointed Chief Financial Officer of the Company. On September 10, 1996, Norman Birmingham resigned as President of the Company. Mr. Birmingham remains Chairman of the Board and retains his role as Principal Accounting Officer. Subsequently, Mr. Schaftlein was named Chief Operations Officer on September 11, 1996.

                                        2
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ITEM 8.    CHANGE IN FISCAL YEAR.

         Not applicable.

To the Board of Directors
Green World Technologies, Inc.
Valley Springs, California


We have audited the accompanying balance sheet of Green World Technologies, Inc. (A Nevada corporation) as of September 30, 1996, and the related statements of income, accumulated deficit and cash flows for the period January 12, 1996 to September 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material reports, the financial position of Green World Technologies, Inc. As of September 30, 1996, and the results of its operations and its cash flows for the period January 12, 1996 to September 30, 1996 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, to the financial statements, the Company has incurred losses from operations and has deficits in working capital and net worth. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KEMPER C.G. GROUP LIC
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS


November 8, 1996
Stockton, California

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                         GREEN WORLD TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 30, 1996

                                     ASSETS
Current Assets
    Cash and cash equivalents ...................................     $   1,140
    Accounts receivable trade ...................................        18,711
    Inventory ...................................................        41,008
    Other Current Assets ........................................         4,748
                                                                      ---------
         Total Current Assets ...................................        65,607
                                                                      ---------

Property, Plant and Equipment
    Mfg. Machinery & equipment ..................................         7,104
    Leasehold improvements ......................................         9,528
    Office furniture & equipment ................................        10,421
    Vehicles ....................................................         1,000
    Information processing equipment ............................         3,840
    Accumulated depreciation ....................................        (6,438)
                                                                      ---------
         Total Property, Plant & Equipment ......................        25,455
                                                                      ---------
Total Assets ....................................................     $  91,062
                                                                      =========

                      LIABILITIES AND STOCKHOLDER'S DEFICIT
Current Liabilities
    Accounts payable ............................................     $  46,949
    Accrued expenses and withholding ............................         9,614
    Sales tax payable ...........................................         1,010
    Income taxes payable ........................................           800
    Advances from Westmark ......................................        79,000
                                                                      ---------
         Total Current Liabilities ..............................       137,373

Stockholder's Deficit
    Common stock, 10,000 shares authorized,
       1 share issued and outstanding
    Contributed capital .........................................       242,759
    Accumulated deficit .........................................      (289,070)
                                                                      ---------
         Total Stockholder's Deficit ............................       (46,311)
                                                                      ---------
Total Liabilities & Stockholder's Equity ........................     $  91,062
                                                                      =========

            SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                                        5
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                         GREEN WORLD TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   STATEMENT OF INCOME AND ACCUMULATED DEFICIT
              FOR THE PERIOD JANUARY 12, 1996 TO SEPTEMBER 30, 1996

Income
    Talon Sales ...........................................           $  37,717
    Audio, Video & Print Sales ............................               5,404
    Installation Income ...................................                 400
    Other Operating Income ................................                  99
                                                                      ---------
         Total Income .....................................              43,620

Cost of Goods Sold ........................................              19,116
                                                                      ---------

Gross Profit (Loss) .......................................              24,504
                                                                      ---------

Operating Expenses
    Research and Development ..............................              53,217
    Selling Expenses ......................................              74,371
    General and Administrative ............................             184,452
                                                                      ---------
         Total Operating Expenses .........................             312,000
                                                                      ---------

Net Operating Income (Loss) ...............................            (287,536)

Other Income (Expense)
    Miscellaneous .........................................                  66
                                                                      ---------
Net Income Before Income Taxes ............................            (287,536)

Income Taxes ..............................................               1,600
                                                                      ---------
Net Income ................................................            (289,070)

Accumulated deficit, end of period ........................           $(289,070)
                                                                      =========
Net Income (Loss) per share ...............................           $(289,070)
                                                                      =========

            SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS
                         GREEN WORLD TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

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                             STATEMENT OF CASH FLOWS
              FOR THE PERIOD JANUARY 12, 1996 TO SEPTEMBER 30, 1996

                                                                         1996
                                                                      ---------
Cash flows from operating activities:

    Net Income .................................................      $(289,070)

    Adjustment to reconcile net income to net cash provided by operating activities:

    Depreciation and amortization ..............................          6,438
    (Increase) decrease in accounts receivable .................        (18,711)
    (Increase) decrease in inventories .........................        (41,008)
    (Increase) decrease in other assets ........................         (4,748)
    Increase (decrease) in accounts payable ....................         46,949
    Increase (decrease) in accrued liabilities .................          9,614
    Increase (decrease) in sales tax payable ...................          1,010
    Increase (decrease) in income taxes payable ................            800
                                                                      ---------
         Total adjustments .....................................            344
                                                                      ---------
Net cash provided (used) by operating activities ...............       (288,726)
                                                                      ---------
Cash flows from investing activities:

    Cash payments for the purchase of property .................        (31,893)
                                                                      ---------
    Net cash provided (used) by investing activities ...........        (31,893)
                                                                      ---------
Cash flows from financing activities:

    Net advances from Westmark .................................         79,000
    Contributed capital from parent company ....................        242,759

    Net cash provided (used) by financing activities ...........        321,759
                                                                      ---------
Net increase (decrease) in cash and equivalents ................          1,140

Cash and equivalents, beginning of year
                                                                      ---------
Cash and equivalents, end of year ..............................      $   1,140
                                                                      =========

           SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

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                         Green World Technologies, Inc.
                          (A DEVELOPMENT STAGE COMPANY)
                       Statement of Stockholder's Deficit
              For the Period January 12, 1996 to September 30, 1996

                                                         Deficit
                                                       Accumulated
                                                       During the     Total
                                           Contributed Development Stockholder's
                                Share Amount Capital      Stage       Deficit
                                ----- ------ --------   ---------    ---------
Issuance of Common Stock .......   1   $--   $  3,859   $    --      $   3,859

Contribution of Capital ........   -    --    238,900        --        238,900

Loss for the period ended
       September 30, 1996 ......   -    --       --      (291,454)    (291,454)

Balance at September 30, 1996 ..   1   $-    $242,759   $(291,454)   $ (48,695)
                                   -   ---   --------   ---------    ---------

           SEE ACCOUNTANT'S REPORT AND NOTES TO FINANCIAL STATEMENTS.

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                         GREEN WORLD TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Green World Technologies, Inc., ("Company") was incorporated on January 12, 1996, under the laws of the State of Nevada. The Company has acquired the rights to develop, manufacture and market an efficiency management improvement device (Talon) for cooling and heating equipment through a patent licensing agreement with ECS, Inc. The Company's current markets are located within California, Mexico and the Western United States. The Company is in the development stage as its operations principally involve research and development, market analysis and other business planning activities and they have had minimal revenue from product sales. Because the Company is in the developmental state, the accompanying financial statements should not be regarded as typical for normal operating periods. In accordance with FAS 7, the financial statements present Green World Technologies, Inc. as a company in the development stage.

On April 19, 1996, the Company was acquired by Heart Labs of America, Inc. ("HLOA"). Pursuant to the terms of that acquisition, certain funds advanced to the Company were converted to contributions to capital. As a part of the acquisition agreement, HLOA agreed to provide up to $300,000 of working capital and provide for the establishment of worldwide patents for the Talon, estimated to cost $200,000. On July 19, 1996, HLOA transferred its ownership interest to Westmark Group Holdings, Inc. ("WGHI").

The Company's cash and available credit are not sufficient to support operations for the next year. As shown in the accompanying financial statements, the Company has incurred losses from operations and has deficits in working capital and net worth. If WGHI were not to adhere to the acquisition agreement to provide working capital, management of the Company would need to seek additional bank, lease and/or equity financing.

Absent additional infusion of operating capital, there is substantial doubt about the Company's ability to continue as a going concern. Management has been working to reduce costs and improve results of operations as well as searching for additional sources of capital. There can be no assurance that the Company will be successful in its efforts. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

FISCAL YEAR
The Company has began operations on January 12, 1996. The Company is currently in its first

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fiscal year and has not completed its first full year of operation. Absent any other timely election, the Company's fiscal year will end December 31.

USES OF ESTIMATES
Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

FAIR VALUE OF FINANCIAL INSTRUMENTS
Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

EFFECTS OF NEW FINANCIAL ACCOUNTING STANDARDS
Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long- Lived Assets and for Long-Lived Assets to Be Disposed Of." generally requires entities that have long-lived assets to recognize an impairment loss when the carrying amount of the asset exceeds the undiscounted future cash flows expected from the asset or its net realizable value. This standard is not expected to have a material impact on the financial statements.

Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," generally requires entities that have stock based compensation to disclose to the employee stock options based on their fair value at the grant date. The entity is required to use recognized option pricing models to estimate the fair values. Since the Company does not currently have stock based compensation, the standard is expected to have a material impact on the financial statements.

CASH AND CASH EQUIVALENTS
For purposes of reporting cash flows, the Company considers all treasury bills, certificates of deposit and money market funds purchased with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE-TRADE
The Company provides credit to its commercial customers in the normal course of its business. With respect to analyzing the collectibility of these accounts, management evaluates the accounts individually and uses the "direct write-ff" method for recording bad debts, and accordingly, writes off to earnings those accounts which are deemed uncollectible.

INVENTORIES
Inventories consisting of components, supplies and finished goods are stated for both financial reporting and income tax purposes at the lower of cost or market using the first in, first out (FIFO) method.

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PROPERTY AND EQUIPMENT
Property and equipment are carried at cost less accumulated depreciation using the straight line method over their estimated useful lives. The estimated useful lives used in the computation of depreciation for financial statements were as follows:

             Motor Vehicles                              5 to 7 years
             Office furniture and equipment              7 to 10 years
             Machinery and equipment                     7 to 10 years
             Leasehold improvements                      Remaining lease term

Betterments and improvements that extend the useful life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred. When depreciable assets are retired or otherwise disposed, the cost and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in income.

RESEARCH AND DEVELOPMENT
Research and development costs are expensed as incurred.

INCOME TAXES
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities, using expected marginal tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the year's income taxable for Federal and state income tax purposes.

NOTE 2- INVENTORY
Inventory consisted of finished goods $31,143, and components and supplies
$9,865.

NOTE 3 - PROPERTY AND EQUIPMENT
Depreciation and amortization expense was $6,438, for the period January 12, 1996 to September 30, 1996.

NOTE 4- NOTE RECEIVABLE
Included in other current assets is a note receivable from an employee for funds advanced in the amount of $3,800. The note is due before April 25, 1997, and bears interest at the rate of 10% per annum.


NOTE 5 - ADVANCES FROM WESTMARK
Advances from WGHI represent funds that have been provided by WGHI for operating capital of Green World Technologies, Inc. The advances carry no interest.

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NOTE 6 - NON-CASH FINANCING
Capital contributed at the inception of the Company on January 12, 1996 was $3,859 and consisted of inventory $1,745, accounts receivable $2,153 and sales taxes payable $39. Other contributed capital arose from advances made by HLOA in the amount of $238,900, which were subsequently converted to contributed capital pursuant to its acquisition of Green World.


NOTE 7 - PROVISION FOR INCOME TAXES
Provision is made for the tax effect of transactions reported in the financial statements. The provision consists of taxes currently due plus deferred taxes related to differences between items of income and expense for financial and income tax reporting. The deferred taxes represent the future tax return consequences of the differences, which will be either taxable or deductible when the related assets or liabilities are recovered or settled.

Provision for federal and state income taxes consists of the following at September 30, 1996:

                     Current:
                     Federal ....................   $    0
                     State ......................    1,600
                                                    ------
                                                     1,600
                                                    ------
                     Deferred:
                     Federal ....................        0
                     State ......................        0
                                                    ------
                                                         0
                                                    ------
                     Total income taxes .........   $1,600
                                                    ======

Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the timing differences are expected to reverse.

The financial statements do not include a provision for a deferred tax asset of liability because the Company has yet to compete its first fiscal year. The current period loss may give rise to future tax benefits, but because of substantial doubt about the Company's ability to continue as a going concern, no deferred tax asset has been recorded. If the Company's taxable year were to end September 30, 1996, it would have a net operating loss carryover of $289,070, expiring in 15 years. Using current tax rates the deferred tax benefit available from the loss carryover is $98,284. Because of the question of going concern addressed in note 1, the Company has recorded a valuation allowance equal to the deferred tax benefit. Current income taxes are recorded at the statutory minimum.

NOTE 8 - ROYALTIES
The Company is obligated under the patent licensing agreement with ECS, Inc. To make royalty payments of $4 per Talon manufactured, used or sold. The amount of royalty expense recorded for the period was $2,348 and is included as a current period expense in the cost of goods sold.

                                       12
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NOTE 9- LEASE COMMITMENTS
The Company currently leases its operating facilities. The lease term expires February 27, 1997. Monthly rent payments are $850. Rent expense for the period was $5,667.

The Company also has entered into an operating lease/rental agreement for certain equipment. Terms of the agreement include monthly payments of $160 over a 60 month period beginning in April 1996. Rent expense for the period was $798.

Future minimum lease payments for the next five years under the above agreements are:

                           Year 1 .........   $ 6,170
                           Year 2 .........     1,920
                           Year 3 .........     1,920
                           Year 4 .........     1,920
                           Year 5 .........     1,120
                                              -------
                           Total ..........   $13,050
                                              -------

NOTE 10 - ADVERTISING
The Company uses nondirect-response advertising, which costs are expensed as incurred. Total advertising costs for the period ended September 30, 1996 included media and publishing $38,950, trade shows and seminars $4,162, and other promotions $725. No amount of advertising have been capitalized.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WESTMARK GROUP HOLDINGS, INC.

                                 BY: /s/ NORMAN J. BIRMINGHAM
                                 NORMAN J. BIRMINGHAM, DIRECTOR, CHAIRMAN,
                                 (PRINCIPAL ACCOUNTING OFFICER & DULY AUTHORIZED DIRECTOR OF THE REGISTRANT)


                                 BY: /s/MARK D. SCHAFTLEIN
                                 MARK D. SCHAFTLEIN, DIRECTOR, CHIEF OPERATING OFFICER (DULY AUTHORIZED DIRECTOR & OFFICER OF THE REGISTRANT)

APRIL 15, 1997

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